UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2016

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-25809 (Commission File Number)	46,3837784 (I.R.S. Employer Identification Number)

700 N. Brand Blvd., Suite 1400, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of Apollo Medical Holdings, Inc. (the “Company”) is filed for the purpose of providing a fully executed copy of the Directors Agreement between the Company and Mark Fawcett in respect of the election of Mark Fawcett to the Company’s Board of Directors, as previously disclosed in the Company’s Current Report on Form 8-K filed on January 19, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Directors Agreement with Mark Fawcett

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2016	APOLLO MEDICAL HOLDING, INC.

	By	/s/ Warren Hosseinion
Warren Hosseinion
Chief Executive Officer